EXHIBIT 10.27

AMENDMENT NO. 2
TO
EQUIFAX 2005 EXECUTIVE DEFERRED COMPENSATION PLAN
(As Amended and Restated Effective as of January 1, 2015)

THIS AMENDMENT made as of this 16th day of February, 2018, by EQUIFAX INC. (the “Company”);

W I T N E S S E T H:

WHEREAS, the Company maintains the Equifax 2005 Executive Deferred Compensation Plan, which plan was amended and restated effective as of January 1, 2015 (the “Plan”);

WHEREAS, the Company previously adopted an Amendment No. 2 to the Plan dated August 24, 2017, which the Company desires to replace in its entirety with this amendment;

WHEREAS, the Company now desires to amend the Plan to clarify that a Supplemental Retirement Contribution shall be made only with respect to the portion of Base Salary and Bonus earned during the period the Eligible Executive participates in the Supplemental Retirement Contribution portion of the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.

Amendment No. 2 previously adopted on August 24, 2017 is hereby revoked and deleted in its entirety.

2.

Section A.1 of Appendix A to the Plan is hereby amended by deleting the first sentence of such Section and substituting the following therefor.

“Unless otherwise determined by the Employer (for any Plan Year or from time to time), the annual Supplemental Retirement Contribution for a designated Eligible Executive will be equal to ten percent (10%) of the sum of (i) the Eligible Executive’s Base Salary earned for the Plan Year and (ii) the Bonus earned by the Eligible Executive for the Plan Year. If an Eligible Executive becomes or ceases to be eligible to receive Supplemental Retirement Contributions during a Plan Year, the Supplemental Retirement Contributions will be based only on the Base Salary and Bonus earned while the Eligible Executive was eligible to receive Supplemental Retirement Contributions. The Employer shall have full discretion in determining the amount of Base Salary and Bonus earned for any period.”

3.

This Amendment No. 2 shall be effective as of the date hereof. Except as hereby modified, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 as of the date first written above.

EQUIFAX INC.

By:     /s/ Coretha M. Rushing
Coretha M. Rushing
Chief Human Resources Officer